UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2018
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HOLOGIC, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-36214	04-2902449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
250 Campus Drive, Marlborough, MA	01752
(Address of principal executive offices)	(Zip Code)

(508) 263-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2018, the Board of Directors of Hologic, Inc. (the “Company”) appointed Ludwig N. Hantson as a director of the Company, effective November 21, 2018.  Dr. Hantson is the Chief Executive Officer of Alexion Pharmaceuticals, Inc.

Dr. Hantson, who will stand for election by stockholders at the Company’s 2019 Annual Meeting of Stockholders, has been appointed to serve on the Company’s Compensation Committee and its Nominating and Corporate Governance Committee.  As a non-employee director of the Company, he will receive compensation as described in the “Director Compensation” section of the Company’s Proxy Statement.

A copy of the Company’s press release announcing the election of Dr. Hantson is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 19, 2018	HOLOGIC, INC.

		By:	/s/ Patricia K. Dolan
Patricia K. Dolan
Vice President and Corporate Secretary